Other Liabilities (Q2)	4 Months Ended	6 Months Ended
	Dec. 31, 2018	Jun. 30, 2019
Other Liabilities [Abstract]
Other Liabilities

Note 7 – Related Party Transactions

On April 29, 2016, the Company’s Board ratified an oral agreement with Mr. Lelong, effective February 1, 2016, pursuant to which he will receive an annual salary of $96,000 for serving as an executive officer of the Company. During the year ended August 31, 2017, the Company received loans in the aggregate amount of $231,000 from Mr. Lelong.  The Company recorded imputed interest in the amount of $2,011 during the year ended August 31, 2017 related to the advances from Mr. Lelong.

During the year ended August 31, 2018, the Company paid salary to Mr. Lelong in the amount of $76,000, and accrued an additional $20,000 in salary payable; at August 31, 2018, the amount of accrued salary payable to Mr. Lelong was $140,000.

During the Transition Period ended December 31, 2018, the Company paid salary to Mr. Lelong in the amount of $32,000 and paid accrued salary in the amount of $16,000; at December 31, 2018, the amount of accrued salary payable to Mr. Lelong was $124,000.

During the year ended August 31, 2018, the Company received loans in the aggregate amount of $35,500 from Mr. Lelong, and accrued interest in the amount $2,291; the Company also repaid to Mr. Lelong principal and interest in the amounts of $266,500 and $4,302, respectively. At August 31, 2018, the balance due to Mr. Lelong under these loans is $0.

Note 10 – Other Liabilities

Other liabilities include outstanding amounts on bank issued revolving credit cards. Interest rates on the issued credit cards was 22% for purchases and 24.24% for cash advances for the three and six months ended June 30, 2019 and 2018.

Under the terms of a Business Cash Advance Agreement, during 2018, the Company sold $2.0 million of future receivables for proceeds of $1.9 million. Future receivables are defined as all future payments made by cash, check, ACH, direct or pre-authorized debit, wire transfer, credit card, debit card, charge card or other form of payment related to the business of the Company.  The creditor had the right to decline to purchase any future receivables and/or adjust the amount of the advance. In the event of a sale, disposition, assignment, transfer or otherwise of all or substantially all of the business assets, the creditor’s consent was required or repayment in full of the amount of future receivables remaining.  The future receivables were remitted to the creditor based on a percentage of daily cash receipts.  All remaining advances were repaid as of June 30, 2019.

Dollars in thousands	Advance #1	Advance #2	Advance #3	Total
Opening balance – January 1, 2018	$-	$-	$-	$-
Advance of outstanding amounts	399	965	1,050	2,414
2018 Payments	(429)	(256)	(102)	(787)
Rollover to Advance #3		(824)	824
Advance fixed fee	30	115	126	271
Closing Balance – December 31, 2018	-	-	1,899	1,899
Payments			(1,899)	(1,899)
Balance June 30, 2019	$-	$-	$-	$-